UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 11, 2007

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership.

On June 11, 2007, the registrant and each of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") (Case Nos. 07-10788, 07-10789, 07-10790, 07-10792, 07-10793, 07-10795, and 07-10796) in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Chapter 11 Cases have been assigned to the Honorable Judge Peter J. Walsh and are being jointly administered. The Debtors will continue to operate their business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Code and orders of the Court.

In addition to the registrant, the Debtors include Sound Advice of Arizona, Inc., New England Audio Co., Inc., NEA Delaware, Inc., Hillcrest High Fidelity, Inc., Sound Advice, Inc., Sumarc Electronics, Inc., and THEG USA, L.P.

A copy of the press release announcing the bankruptcy filing is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated June 11, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

June 11, 2007	By:	Gregory W. Hunt

Name: Gregory W. Hunt
Title: Senior Vice President/Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 11, 2007